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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2006


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       000-106839               88-0492134
-------------------------------        ------------         --------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

           114 West Magnolia Street, Suite 400-142
                       Bellingham, WA                      98225
          ----------------------------------------      ----------
          (Address of principal executive offices)      (Zip Code)

                                  360-392-3902
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

         The information in this report, including the exhibit, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.


                       ITEM 7.01. REGULATION FD DISCLOSURE

         On February 7, 2006, Essential Innovations Technology Corp. issued a public release, a copy of which is attached as Exhibit 99.01.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      The following is filed as an exhibit to this report:

    Exhibit
    Number                   Title of Document                    Location
---------------  -----------------------------------------------  --------------

   Item 99.       Other Exhibits
---------------  -----------------------------------------------  --------------
    99.01        Public Release dated February 7, 2006            This filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.


Date: February 7, 2006                    By /s/ Jason McDiarmid
                                            ------------------------------------
                                            Jason McDiarmid
                                            Its President

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